 CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Smith Barney Muni Funds - Georgia Portfolio (the “Registrant”), each certify to the best of his knowledge that:

     1.           The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.           The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Smith Barney Muni Funds - Georgia Portfolio	Smith Barney Muni Funds - Georgia Portfolio

/s/ R. Jay Gerken	/s/ Robert J. Brault

R. Jay Gerken	Robert J. Brault
Date: December 7, 2005	Date: December 7, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Smith Barney Muni Funds - Pennsylvania Portfolio (the “Registrant”), each certify to the best of his knowledge that:

     1.           The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.           The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Smith Barney Muni Funds - Pennsylvania Portfolio	Smith Barney Muni Funds - Pennsylvania Portfolio

/s/ R. Jay Gerken	/s/ Robert J. Brault

R. Jay Gerken	Robert J. Brault
Date: December 7, 2005	Date: December 7, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.